Exhibit 10.53
AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
           AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT, dated October 5, 2007 (this “Amendment”), to the Employment Agreement, dated as of March 26, 2007 (the “Agreement”), by and between COMMERCE ENERGY GROUP, INC., a Delaware corporation, on behalf of itself and any and all of its subsidiaries (together, the “Company”), and ERIK A. LOPEZ, SR. (the “Executive”).
RECITALS
          A. The parties have entered into the Agreement;
          B. Section 5(d) of the Agreement permits the Executive to terminate the Agreement for Good Reason; and
          C. Pursuant to and in accordance with Section 15 of the Agreement, the parties wish to amend the definition of Good Reason in Section 5(d) of the Agreement to satisfy the definition of “involuntary separation from service” in Treasury Regulation Section 1.409A-1(n).
AGREEMENT
          In consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:
          Section 1. Good Reason. Section 5(d) of the Agreement is hereby amended and restated in its entirety to read:
          (d) Resignation for Good Reason. Executive may terminate this Agreement for Good Reason (as defined in this Agreement) by giving written notice to the Company of such termination, which termination will become effective on the 30th day following receipt. As used in this Agreement, “Good Reason” shall mean any one of the following events, provided that Executive gives the Company written notice specifying the event or condition constituting Good Reason no later than one-hundred eighty (180) days after the initial occurrence of the event or condition, and the Company has failed to cure the event or condition within (30) days of receiving Executive’s written notice: (A) material reduction in Executive’s base compensation, except as part of a general change in base compensation for all similarly situated executives; or (B) any failure by the Company to comply with a material provision of this Agreement. In the event of resignation for Good Reason, Executive will be entitled to the benefits set forth in subsection (a) above in the event of termination by the Company without Cause, on the same conditions that apply to those benefits, specifically including, but not limited to, the signing of the separation agreement and general release document, attached as Exhibit C.
          Section 2. Separation Agreement and General Release. Exhibit C to the Agreement is hereby deleted in its entirety and replaced with Exhibit A hereto.

          Section 3. Effect of Amendment. Upon effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement, as amended by this Amendment. Except as specifically amended by this Amendment, the Agreement is and shall continue to be in full force and effect and is in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Agreement, as amended by this Amendment. Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.
          Section 4. Incorporation by Reference. The provisions of Sections 7 (Interpretation, Governing Law and Exclusive Forum), 9 (Severability), 10 (Successors and Assigns), 11 (Notices), 13 (Dispute Resolution), 14 (Representations), 15 (Amendments and Waivers), 16 (Golden Parachute Limitation), 18 (Withholding Taxes) and 19 (Counterparts) of the Agreement shall be incorporated into this Amendment, mutatis mutandis, as if references to “this Agreement” in the Agreement were references to “this Amendment” in this Amendment.
          Section 5. Entire Agreement. All oral or written agreements or representations, express or implied, with respect to the subject matter of the Agreement, as amended by this Amendment, are set forth in the Agreement, as amended by this Amendment.
[remainder of page intentionally left blank; signatures appear on following page(s)]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first above written.

“Company” COMMERCE ENERGY GROUP, INC.
By:	/s/ Steven S. Boss
	Name:	Steven S. Boss
	Title:	Chief Executive Officer

“Executive”

/s/ Erik A. Lopez, Sr.

ERIK A. LOPEZ, SR.
[Signature Page to Amendment No. 1 to Employment Agreement]

Exhibit A
SEPARATION AGREEMENT AND GENERAL RELEASE